                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 26, 2005
                       -----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of December 31, 2004, providing for the issuance of Mortgage
                        Pass-Through Certificates, Series 2005-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-115371-03                52-2029487
------------------------     ---------------------      -----------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.        Other Events.
-------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1A, AV-1B, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the September 26, 2005 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POPULAR ABS, INC.


                                           By: /s/ James H. Jenkins
                                               --------------------------------
                                               James H. Jenkins,
                                               Executive Vice President and CFO



Dated: September 26, 2005

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                                                                                                                        Page 1 of 10

                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                                   STATEMENT TO CERTIFICATEHOLDERS

                                                         SEPTEMBER 26, 2005
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
                                   BEGINNING                                                                              ENDING
                 ORIGINAL          PRINCIPAL                                                   REALIZED     DEFERRED     PRINCIPAL
   CLASS        FACE VALUE          BALANCE        PRINCIPAL      INTEREST          TOTAL       LOSSES      INTEREST      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   AF1        136,000,000.00     97,033,983.29    9,946,510.85    324,384.59   10,270,895.44       0.00         0.00   87,087,472.44
   AF2         31,000,000.00     31,000,000.00            0.00    101,101.59      101,101.59       0.00         0.00   31,000,000.00
   AF3         41,000,000.00     41,000,000.00            0.00    141,504.22      141,504.22       0.00         0.00   41,000,000.00
   AF4         35,000,000.00     35,000,000.00            0.00    134,386.60      134,386.60       0.00         0.00   35,000,000.00
   AF5         10,060,000.00     10,060,000.00            0.00     43,848.85       43,848.85       0.00         0.00   10,060,000.00
   AF6         15,000,000.00     15,000,000.00            0.00     57,719.24       57,719.24       0.00         0.00   15,000,000.00
   AV1A       152,800,000.00    131,439,685.41    5,170,943.36    454,589.93    5,625,533.29       0.00         0.00  126,268,742.05
   AV1B        38,200,000.00     32,859,921.36    1,292,735.84    116,568.07    1,409,303.91       0.00         0.00   31,567,185.52
   AV2         45,000,000.00     33,668,826.83      680,216.60    117,043.62      797,260.22       0.00         0.00   32,988,610.23
   M1          44,060,000.00     44,060,000.00            0.00    189,439.10      189,439.10       0.00         0.00   44,060,000.00
   M2          34,380,000.00     34,380,000.00            0.00    157,759.81      157,759.81       0.00         0.00   34,380,000.00
   M3           9,690,000.00      9,690,000.00            0.00     45,255.87       45,255.87       0.00         0.00    9,690,000.00
   M4           9,060,000.00      9,060,000.00            0.00     43,030.71       43,030.71       0.00         0.00    9,060,000.00
   B1           6,250,000.00      6,250,000.00            0.00     28,504.10       28,504.10       0.00         0.00    6,250,000.00
   B2           5,000,000.00      5,000,000.00            0.00     25,025.28       25,025.28       0.00         0.00    5,000,000.00
   B3           6,250,000.00      6,250,000.00            0.00     36,050.49       36,050.49       0.00         0.00    6,250,000.00
   B4           6,250,000.00      6,250,000.00            0.00     36,654.39       36,654.39       0.00         0.00    6,250,000.00
   R1                   0.00              0.00            0.00          0.00            0.00       0.00         0.00            0.00
   R2                   0.00              0.00            0.00          0.00            0.00       0.00         0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
   TOTALS     625,000,000.00    548,002,416.89   17,090,406.65  2,052,866.46   19,143,273.11       0.00         0.00  530,912,010.24
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
     X        489,836,905.25    556,881,450.00            0.00         12.18           12.18       0.00         0.00  540,801,184.04
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------  ---------------------
                      FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                             PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------------------  ---------------------
                                   BEGINNING                                                      ENDING               CURRENT PASS-
    CLASS         CUSIP           PRINCIPAL        PRINCIPAL      INTEREST         TOTAL         PRINCIPAL     CLASS    THRU RATE
-------------------------------------------------------------------------------------------------------------  ---------------------
    AF1         73316PBH2         713.48517125    73.13610919     2.38518081     75.52129000     640.34906206   AF1      3.761250%
    AF2         73316PBJ8       1,000.00000000     0.00000000     3.26134161      3.26134161   1,000.00000000   AF2      3.914000%
    AF3         73316PBK5       1,000.00000000     0.00000000     3.45132244      3.45132244   1,000.00000000   AF3      4.142000%
    AF4         73316PBL3       1,000.00000000     0.00000000     3.83961714      3.83961714   1,000.00000000   AF4      4.608000%
    AF5         73316PBM1       1,000.00000000     0.00000000     4.35873260      4.35873260   1,000.00000000   AF5      5.231000%
    AF6         73316PBN9       1,000.00000000     0.00000000     3.84794933      3.84794933   1,000.00000000   AF6      4.618000%
    AV1A        73316PBP4         860.20736525    33.84125236     2.97506499     36.81631734     826.36611289   AV1A     3.891250%
    AV1B        73316PBQ2         860.20736545    33.84125236     3.05152016     36.89277251     826.36611309   AV1B     3.991250%
    AV2         73316PBR0         748.19615178    15.11592444     2.60096933     17.71689378     733.08022733   AV2      3.911250%
    M1          73316PBS8       1,000.00000000     0.00000000     4.29957104      4.29957104   1,000.00000000   M1       5.160000%
    M2          73316PBT6       1,000.00000000     0.00000000     4.58870884      4.58870884   1,000.00000000   M2       5.507000%
    M3          73316PBU3       1,000.00000000     0.00000000     4.67036842      4.67036842   1,000.00000000   M3       5.605000%
    M4          73316PBV1       1,000.00000000     0.00000000     4.74952649      4.74952649   1,000.00000000   M4       5.700000%
    B1          733169BW        1,000.00000000     0.00000000     4.56065600      4.56065600   1,000.00000000   B1       5.131250%
    B2          73316PBX7       1,000.00000000     0.00000000     5.00505600      5.00505600   1,000.00000000   B2       5.631250%
    B3          73316PBY5       1,000.00000000     0.00000000     5.76807840      5.76807840   1,000.00000000   B3       6.180801%
    B4          73316PBZ2       1,000.00000000     0.00000000     5.86470240      5.86470240   1,000.00000000   B4       6.180801%
-------------------------------------------------------------------------------------------------------------  ---------------------
   TOTALS                         876.80386702    27.34465064     3.28458634     30.62923698     849.45921638
=============================================================================================================  =====================
-------------------------------------------------------------------------------------------------------------  ---------------------
     X             N/A          1,136.87115861     0.00000000     0.00002487      0.00002487   1,104.04336269    X       0.000000%
-------------------------------------------------------------------------------------------------------------  ---------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Page 2 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1

                         STATEMENT TO CERTIFICATEHOLDERS

                               SEPTEMBER 26, 2005
================================================================================




















--------------------------------------------------------------------------------
IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Lauren M Grunley

             JPMorgan Chase Bank, N.A. - Structured Finance Services

                    Tel: (212) 623-5428 / Fax: (212) 623-5931
--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Page 3 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1

                               SEPTEMBER 26, 2005
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)   Funds Allocable to Certificate Principal

                      Group I Scheduled Principal                     356,271.01
                      Group I Curtailments                             26,387.66
                      Group I Prepayments                           8,975,956.55
                      Group I Repurchases                                   0.00
                      Group I Liquidation Proceeds                          0.00

                      Group II-A Scheduled Principal                  153,948.96
                      Group II-A Curtailments                           8,381.95
                      Group II-A Prepayments                        5,919,307.92
                      Group II-A Repurchases                                0.00
                      Group II-A Liquidation Proceeds                       0.00

                      Group II-B Scheduled Principal                   32,257.14
                      Group II-B Curtailments                             414.41
                      Group II-B Prepayments                          607,340.36
                      Group II-B Repurchases                                0.00
                      Group II-B Liquidation Proceeds                       0.00

                      Extra Principal Distribution Amount           1,010,140.69

Sec. 4.03 (a)(ii) Interest Distribution Amounts

                      Interest Distribution - AF-1                    324,384.59
                      Unpaid Interest - AF-1                                0.00
                      Remaining Unpaid Interest - AF-1                      0.00

                      Interest Distribution - AF-2                    101,101.59
                      Unpaid Interest - AF-2                                0.00
                      Remaining Unpaid Interest - AF-2                      0.00

                      Interest Distribution - AF-3                    141,504.22
                      Unpaid Interest - AF-3                                0.00
                      Remaining Unpaid Interest - AF-3                      0.00

                      Interest Distribution - AF-4                    134,386.60
                      Unpaid Interest - AF-4                                0.00
                      Remaining Unpaid Interest - AF-4                      0.00

                      Interest Distribution - AF-5                     43,848.85
                      Unpaid Interest - AF-5                                0.00
                      Remaining Unpaid Interest - AF-5                      0.00

                      Interest Distribution - AF-6                     57,719.24
                      Unpaid Interest - AF-6                                0.00
--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Page 4 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1

                               SEPTEMBER 26, 2005
--------------------------------------------------------------------------------

                      Remaining Unpaid Interest - AF-6                      0.00
                      Interest Distribution - AV-1A                   454,589.93
                      Unpaid Interest - AV-1A                               0.00
                      Remaining Unpaid Interest - AV-1A                     0.00

                      Interest Distribution - AV-1B                   116,568.07
                      Unpaid Interest - AV-1B                               0.00
                      Remaining Unpaid Interest - AV-1B                     0.00

                      Interest Distribution - AV-2                    117,043.62
                      Unpaid Interest - AV-2                                0.00
                      Remaining Unpaid Interest - AV-2                      0.00

                      Interest Distribution - M-1                     189,439.10
                      Unpaid Interest - M-1                                 0.00
                      Remaining Unpaid Interest - M-1                       0.00

                      Interest Distribution - M-2                     157,759.81
                      Unpaid Interest - M-2                                 0.00
                      Remaining Unpaid Interest - M-2                       0.00

                      Interest Distribution - M-3                      45,255.87
                      Unpaid Interest - M-3                                 0.00
                      Remaining Unpaid Interest - M-3                       0.00

                      Interest Distribution - M-4                      43,030.71
                      Unpaid Interest - M-4                                 0.00
                      Remaining Unpaid Interest - M-4                       0.00

                      Interest Distribution - B-1                      28,504.10
                      Unpaid Interest - B-1                                 0.00
                      Remaining Unpaid Interest - B-1                       0.00

                      Interest Distribution - B-2                      25,025.28
                      Unpaid Interest - B-2                                 0.00
                      Remaining Unpaid Interest - B-2                       0.00

                      Interest Distribution - B-3                      36,050.49
                      Unpaid Interest - B-3                                 0.00
                      Remaining Unpaid Interest - B-3                       0.00

                      Interest Distribution - B-4                      36,654.39
                      Unpaid Interest - B-4                                 0.00
                      Remaining Unpaid Interest - B-4                       0.00

--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Page 5 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1

                               SEPTEMBER 26, 2005
--------------------------------------------------------------------------------

                  Interest Reductions
                      Net Prepayment Interest Shortfalls                    0.00
                      Relief Act Reductions                               204.36

                      Class AF-1 Interest Reduction                        32.36
                      Class AF-2 Interest Reduction                        10.08
                      Class AF-3 Interest Reduction                        14.11
                      Class AF-5 Interest Reduction                         4.37
                      Class AF-4 Interest Reduction                        13.40
                      Class AF-6 Interest Reduction                         5.76
                      Class AV-1A Interest Reduction                       45.34
                      Class AV-1B Interest Reduction                       11.63
                      Class AV-2 Interest Reduction                        11.67
                      Class M-1 Interest Reduction                         18.90
                      Class M-2 Interest Reduction                         15.74
                      Class M-3 Interest Reduction                          4.51
                      Class M-4 Interest Reduction                          4.29
                      Class B-1 Interest Reduction                          2.84
                      Class B-2 Interest Reduction                          2.50
                      Class B-3 Interest Reduction                          3.42
                      Class B-4 Interest Reduction                          3.42

Sec. 4.03(a)(iii) Available Funds Shortfall

                      Class AF-1 Available Funds Shortfall                  0.00
                      Class AF-2 Available Funds Shortfall                  0.00
                      Class AF-3 Available Funds Shortfall                  0.00
                      Class AF-4 Available Funds Shortfall                  0.00
                      Class AF-5 Available Funds Shortfall                  0.00
                      Class AF-6 Available Funds Shortfall                  0.00
                      Class AV-1A Available Funds Shortfall                 0.00
                      Class AV-1B Available Funds Shortfall                 0.00
                      Class AV-2 Available Funds Shortfall                  0.00
                      Class M-1 Available Funds Shortfall                   0.00
                      Class M-2 Available Funds Shortfall                   0.00
                      Class M-3 Available Funds Shortfall                   0.00
                      Class M-4 Available Funds Shortfall                   0.00
                      Class B-1 Available Funds Shortfall                   0.00
                      Class B-2 Available Funds Shortfall                   0.00
                      Class B-3 Available Funds Shortfall                   0.00
                      Class B-4 Available Funds Shortfall                   0.00

Sec. 4.03(a)(v)   Pool Principal Balances

                      Group I Beginning Pool Balance              353,835,205.98
                      Group I Ending Pool Balance                 344,476,590.76
                      Group II-A Beginning Pool Balance           167,790,874.47
--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Page 6 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1

                               SEPTEMBER 26, 2005
--------------------------------------------------------------------------------

                           Group II-A Ending Pool Balance           161,709,235.64
                           Group II-B Beginning Pool Balance         35,255,369.55
                           Group II-B Ending Pool Balance            34,615,357.64
                           Total Beginning Pool Balance             556,881,450.00
                           Total Ending Pool Balance                540,801,184.04

Sec. 4.03(a)(vi)       Servicing Fee

                           Group I Servicing Fee                                                       147,431.34
                           Group II-A Servicing Fee                                                     69,912.86
                           Group II-B Servicing Fee                                                     14,689.74

Sec. 4.03(a)(viii)     Delinquency Advances

                           Group I Delinquency Advances Included in Current Distribution                     0.00
                           Group I Recouped Advances Included in Current Distribution                        0.00
                           Group I Recouped Advances From Liquidations                                       0.00
                           Group I Aggregate Amount of Advances Outstanding                                  0.00
                           Group II-A Delinquency Advances Included in Current Distribution                  0.00
                           Group II-A Recouped Advances Included in Current Distribution                     0.00
                           Group II-A Recouped Advances From Liquidations                                    0.00
                           Group II-A Aggregate Amount of Advances Outstanding                               0.00
                           Group II-B Delinquency Advances Included in Current Distribution             10,184.97
                           Group II-B Recouped Advances Included in Current Distribution                     0.00
                           Group II-B Recouped Advances From Liquidations                                    0.00
                           Group II-B Aggregate Amount of Advances Outstanding                         122,351.23

Section 4.03(a)(ix) A  Group I,Group II-A, and Group II-B Loans Delinquent

          -------------------------------------------------------------
                              Delinquency by Group
          -------------------------------------------------------------
                                     Group 1
          -------------------------------------------------------------
          Period            Number    Principal Balance     Percentage
          -------------------------------------------------------------
          0-30 days          189       25,618,934.11          7.44%
          -------------------------------------------------------------
          31-60 days          17        2,178,116.43          0.63%
          -------------------------------------------------------------
          61-90 days           9        1,378,283.09          0.40%
          -------------------------------------------------------------
          91+days              2          202,285.08          0.06%
          -------------------------------------------------------------
          Total              217       29,377,618.71          8.53%
          -------------------------------------------------------------

          -------------------------------------------------------------
                              Delinquency by Group
          -------------------------------------------------------------
                                     Group 2
          -------------------------------------------------------------
          Period            Number    Principal Balance     Percentage
          -------------------------------------------------------------
           0-30 days          89       11,326,031.07          7.00%
          -------------------------------------------------------------

--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Page 7 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1

                               SEPTEMBER 26, 2005
--------------------------------------------------------------------------------

          -------------------------------------------------------------
                              Delinquency by Group
          -------------------------------------------------------------
                                     Group 2
          -------------------------------------------------------------
          Period            Number    Principal Balance     Percentage
          -------------------------------------------------------------
          31-60 days          14        2,357,322.40          1.46%
          -------------------------------------------------------------
          61-90 days           4          454,844.89          0.28%
          -------------------------------------------------------------
          91+days              5          814,870.27          0.50%
          -------------------------------------------------------------
          Total              112       14,953,068.63          9.25%
          -------------------------------------------------------------

          -------------------------------------------------------------
                              Delinquency by Group
          -------------------------------------------------------------
                                     Group 3
          -------------------------------------------------------------
          Period            Number    Principal Balance     Percentage
          -------------------------------------------------------------
          0-30 days            6        1,636,919.17          4.73%
          -------------------------------------------------------------
          31-60 days           3          655,791.44          1.89%
          -------------------------------------------------------------
          61-90 days           0                0.00          0.00%
          -------------------------------------------------------------
          91+days              0                0.00          0.00%
          -------------------------------------------------------------
          Total                9        2,292,710.61          6.62%
          -------------------------------------------------------------

Sec. 4.03 (a)(ix) B   Group I,Group II-A, and Group II-B Loans in Foreclosure

              ------------------------------------------------------
                              Foreclosure by Group
              ------------------------------------------------------
               Group      Number of
               Number       Loans     Principal Balance   Percentage
              ------------------------------------------------------
                  1           11        1,443,218.20           0.42%
              ------------------------------------------------------
                  2            9        1,043,592.47           0.65%
              ------------------------------------------------------
                  3            4          805,393.64           2.33%
              ------------------------------------------------------

Sec. 4.03(a)(x),(xi)  Group I,Group II-A, and Group II-B Loans in REO

              ------------------------------------------------------
                                  REO by Group
              ------------------------------------------------------
               Group      Number of
               Number       Loans     Principal Balance   Percentage
              ------------------------------------------------------
                  1            1           93,496.53           0.03%
              ------------------------------------------------------
                  2            0                0.00           0.00%
              ------------------------------------------------------
                  3            0                0.00           0.00%
              ------------------------------------------------------

                   Market Value of Group I REO Loans                   87,000.00
                   Market Value of Group II-A REO Loans                     0.00
                   Market Value of Group II-B REO Loans                     0.00

--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Page 8 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1

                               SEPTEMBER 26, 2005
--------------------------------------------------------------------------------

Sec. 4.03(a)(xii)          Aggregate Stated Principal Balance of the Three Largest Loans

                               Group I Three Largest Loans                                           2,175,408.45
                               Group II-A Three Largest Loans                                        1,154,066.15
                               Group II-B Three Largest Loans                                        1,865,945.85

Sec. 4.03(a)(xiii)         Net WAC Cap Carryover

                               Class AF-1 Net WAC Cap Carryover Amounts Due                                  0.00
                               Class AF-1 Net WAC Cap Carryover Amounts Paid                                 0.00
                               Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                        0.00

                               Class AV-1A Net WAC Cap Carryover Amounts Due                                 0.00
                               Class AV-1A Net WAC Cap Carryover Amounts Paid                                0.00
                               Class AV-1A Net WAC Cap Carryover Remaining Amounts Due                       0.00
                               Class AV-1B Net WAC Cap Carryover Amounts Due                                 0.00
                               Class AV-1B Net WAC Cap Carryover Amounts Paid                                0.00
                               Class AV-1B Net WAC Cap Carryover Remaining Amounts Due                       0.00
                               Class AV-2 Net WAC Cap Carryover Amounts Due                                  0.00
                               Class AV-2 Net WAC Cap Carryover Amounts Paid                                 0.00
                               Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                        0.00
                               Class B-1 Net WAC Cap Carryover Amounts Due                                   0.00
                               Class B-1 Net WAC Cap Carryover Amounts Paid                                  0.00
                               Class B-1 Net WAC Cap Carryover Remaining Amounts Due                         0.00
                               Class B-2 Net WAC Cap Carryover Amounts Due                                   0.00
                               Class B-2 Net WAC Cap Carryover Amounts Paid                                  0.00
                               Class B-2 Net WAC Cap Carryover Remaining Amounts Due                         0.00
                               Class B-3 Net WAC Cap Carryover Amounts Due                               3,946.94
                               Class B-3 Net WAC Cap Carryover Amounts Paid                              1,716.14
                               Class B-3 Net WAC Cap Carryover Remaining Amounts Due                     2,230.80
                               Class B-4 Net WAC Cap Carryover Amounts Due                               5,335.83
                               Class B-4 Net WAC Cap Carryover Amounts Paid                              2,320.03
                               Class B-4 Net WAC Cap Carryover Remaining Amounts Due                     3,015.80

Sec. 4.03(a)(xiv)          Aggregate Principal Balance of Balloon Loans
                           with Original Terms <= 36 Months and 60+ Contractually Past Due

                               Group I Aggregate Principal Balance of Balloon Loans                          0.00
                               Group II-A Aggregate Principal Balance of Balloon Loans                       0.00
                               Group II-B Aggregate Principal Balance of Balloon Loans                       0.00

Sec. 4.03 (a)(xv),(xxii)   Realized Losses

                               Group I Current Period Realized Losses                                        0.00
                               Group I Cumulative Realized Losses                                            0.00
                               Group II-A Current Period Realized Losses                                     0.00
                               Group II-A Cumulative Realized Losses                                         0.00
                               Group II-B Current Period Realized Losses                                     0.00

--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

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                                                                    Page 9 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1

                               SEPTEMBER 26, 2005
--------------------------------------------------------------------------------

                                       Group II-B Cumulative Realized Losses                                 0.00

Sec. 4.03 (a)(xvi)                 Reserve Fund

                                       Beginning Balance of Reserve Fund                                     0.00
                                       Funds Withdrawn From Reserve Fund For Distribution                    0.00
                                       Funds Deposited to Reserve Fund                                       0.00
                                       Ending Balance of Reserve Fund                                        0.00
                                       Yield Maintenance Payment for Class AV1A                              0.00
                                       Yield Maintenance Payment for Class AV1B                              0.00
                                       Yield Maintenance Payment for Class AV2                               0.00

Sec. 4.03 (a)(xvii)                Number of Loans Repurchased

                                       Group I Number of Loans Repurchased                                   0.00
                                       Group II-A Number of Loans Repurchased                                0.00
                                       Group II-B Number of Loans Repurchased                                0.00

Sec. 4.03 (a)(xviii)               Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)
                                       Group I Weighted Average Mortgage Rate                               7.29%
                                       Group II-A Weighted Average Mortgage Rate                            6.80%
                                       Group II-B Weighted Average Mortgage Rate                            6.81%

Sec. 4.03 (a)(xix)                 Weighted Average Remaining Term of Outstanding Loans

                                       Group I Weighted Average Remaining Term                                330
                                       Group II-A Weighted Average Remaining Term                             351
                                       Group II-B Weighted Average Remaining Term                             351

Sec. 4.03 (a)(xxi),(xxii),(xxiii)  Overcollateralization Amounts

                                       Overcollateralization Amount                                  9,889,173.80
                                       Overcollateralization Target Amount                          13,225,596.44
                                       Overcollateralization Release Amount                                  0.00
                                       Overcollateralization Deficiency Amount                       3,336,422.64

Sec. 4.03 (a)(xxiv)               Trigger Events

                                       Has a Trigger Event Occurred and is continuing?                         NO
                                       Cumulative Realized Losses as a percentage of the Original
                                       Pool Balance                                                         0.00%
                                       Senior Enhancement Percentage                                       24.00%
                                       Senior Specified Enhancement Percentage                             44.10%

Sec. 4.03 (a)(xxv)                 60+ Day Delinquent Loans

                                       60+ Day Delinquent Loans as a percentage of the current
                                       Pool Balance                                                         1.15%


Sec. 4.03 (a)(xxvi)                Amount of Funds Collected by Trustee under Yield Maintenance Agreement    0.00

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JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                   Page 10 of 10

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1

                               SEPTEMBER 26, 2005
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            Pre-Funded Amount                                               0.00















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JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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